Breithorn Long/Short Fund

Class A BRHAX

Class I BRHIX

A Series of Two Roads Shared Trust

Supplement dated May 1, 2015
to the Prospectus dated November 24, 2014

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The following supplements information contained in the current Prospectus of the Breithorn Long/Short Fund (the “Fund”).

FUND SUMMARY

The table in the section entitled “Purchase and Sale of Fund Shares” on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, by telephone at 1-844-798-3878, or through your broker. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$500
I	$100,000	$1,000

HOW TO PURCHASE SHARES

In the section entitled “Class I” on page 14 of the Prospectus, the third sentence of the first paragraph is deleted in its entirety and replaced with the following:

Class I shares require a minimum initial investment of $100,000 and the minimum subsequent investment is $1,000.

In the section entitled “Minimum and Additional Investment Amounts” on page 15 of the Prospectus, the first sentence is deleted in its entirety and replaced with the following:

The minimum initial investment for Class A is $2,500 and $100,000 for Class I shares.

This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”) dated November 24, 2014, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-844-798-3878.